                                  SCHEDULE 14A

                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                          Commission Only
                                             (as permitted by Rule 14a-
                                             6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       Commercial Net Lease Realty, Inc.
              (Name of Registrant as Specified In Its Certificate)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3)Filing Party:

  (4) Date Filed:

                       COMMERCIAL NET LEASE REALTY, INC.

                        450 S. Orange Avenue, Suite 900
                             Orlando, Florida 32801
                               Tel: 407-265-7348

                                 April 20, 2000

To Our Stockholders:

   You are cordially invited to attend the annual meeting of stockholders of Commercial Net Lease Realty, Inc. (the "Company") on June 16, 2000 at 9:30 a.m., at CNL Center, 450 South Orange Avenue, 9th Floor, Orlando, Florida 32801. The directors and officers of the Company look forward to greeting you personally. Enclosed for your review are the Proxy, Proxy Statement and Notice of Meeting for the Annual Meeting of Stockholders, which describe the business to be conducted at the meeting. We will also report on matters of current interest to our stockholders.

   Whether you own a few or many shares of stock of Commercial Net Lease Realty, it is important that your shares be represented. If you cannot personally attend the meeting, we encourage you to make certain you are represented at the meeting by signing and dating the accompanying proxy card and promptly returning it in the enclosed envelope. Returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting.

                                          Sincerely,

/s/ James M. Seneff, Jr.                  /s/ Kevin B. Habicht
James M. Seneff, Jr.                      Kevin B. Habicht
Chairman of the Board and                 Executive Vice President,
Chief Executive Officer                   Chief Financial Officer and
                                          Secretary/Treasurer

                       COMMERCIAL NET LEASE REALTY, INC.

                        450 S. Orange Avenue, Suite 900
                             Orlando, Florida 32801

                               ----------------

       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 16, 2000

                               ----------------

   NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of COMMERCIAL NET LEASE REALTY, INC. will be held at 9:30 a.m. local time, on June 16, 2000, at CNL Center, 450 South Orange Avenue, 9th Floor, Orlando, Florida 32801. Orlando, Florida, for the following purposes:

     1. To elect eight directors.

     2. To approve the 2000 Performance Incentive Plan.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

   Stockholders of record at the close of business on April 3, 2000, will be entitled to notice of and to vote at the annual meeting or at any adjournment thereof.

   Stockholders are cordially invited to attend the meeting in person. WHETHER OR NOT YOU NOW PLAN TO ATTEND THE MEETING, YOU ARE ASKED TO COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY CARD FOR WHICH A POSTAGE PAID RETURN ENVELOPE IS PROVIDED. If you decide to attend the meeting you may revoke your Proxy and vote your shares in person. It is important that your shares be voted.

                                          By Order of the Board of Directors,

                                          /s/ Kevin B. Habicht ________________
                                          Kevin B. Habicht
                                          Secretary

April 20, 2000
Orlando, Florida

                       COMMERCIAL NET LEASE REALTY, INC.
                        450 S. Orange Avenue, Suite 900
                             Orlando, Florida 32801
                               Tel: 407-265-7348

                               ----------------

                                PROXY STATEMENT

                               ----------------

   This Proxy Statement is furnished by the Board of Directors of Commercial Net Lease Realty, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be voted at the annual meeting of stockholders to be held on June 16, 2000, and at any adjournment thereof, for the purposes set forth in the accompanying notice of such meeting. All stockholders of record at the close of business on April 3, 2000 (the "Record Date"), will be entitled to vote.

   Any proxy, if received in time, properly signed and not revoked, will be voted at such meeting in accordance with the directions of the stockholder. If no directions are specified, the proxy will be voted FOR the election of directors. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (1) by delivery of a written statement to the Secretary of the Company stating that the proxy is revoked, (2) by presentation at the annual meeting of a subsequent proxy executed by the person executing the prior proxy, or (3) by attendance at the annual meeting and voting in person.

   Votes cast in person or by proxy at the annual meeting will be tabulated and a determination will be made as to whether or not a quorum is present. The Company will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders. If a broker submits a proxy indicating that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter.

   Solicitation of proxies will be primarily by mail. However, directors and officers of the Company may also solicit proxies by telephone or telegram or in person. All of the expenses of preparing, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by the Company. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials, at the expense of the Company, to the beneficial owners of shares held of record by such persons. It is anticipated that this Proxy Statement and the enclosed Proxy will be mailed to stockholders on or about April 20, 2000.

   As of the Record Date, 30,315,681 shares of the common stock of the Company (the "Common Stock") were outstanding. Each share of Common Stock entitles the holder thereof to one vote on each of the matters to be voted upon at the annual meeting. As of the Record Date, executive officers and directors of the Company had the power to vote approximately 5.4% of the outstanding shares of Common Stock.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
PROPOSAL I: ELECTION OF DIRECTORS........................................   3
    Nominees.............................................................   3
    Compensation of Directors............................................   6
    Committees of the Board of Directors.................................   7
    Executive Officers...................................................   7
  EXECUTIVE COMPENSATION.................................................  11
    Summary Compensation Table...........................................  11
    Option Values at December 31, 1999...................................  11
    Employment Agreements................................................  12
  COMPENSATION COMMITTEE REPORT..........................................  12
  PERFORMANCE GRAPH......................................................  14
PROPOSAL II: APPROVAL OF 2000 PERFORMANCE INCENTIVE PLAN.................  15
SECURITY OWNERSHIP.......................................................  21
  Section 16(a) Beneficial Ownership Reporting Compliance................  22
CERTAIN TRANSACTIONS.....................................................  22
INDEPENDENT AUDITORS.....................................................  23
OTHER MATTERS............................................................  23
PROPOSALS FOR NEXT ANNUAL MEETING........................................  24
EXHIBIT A--COMMERCIAL NET LEASE REALTY, INC. 2000 PERFORMANCE INCENTIVE
 PLAN....................................................................  25

                                   PROPOSAL I

                             ELECTION OF DIRECTORS

Nominees

   The persons named below have been nominated by the Board of Directors of the Company (the "Board of Directors") for election as directors to serve until the next annual meeting of stockholders or until their successors shall have been elected and qualified. Mr. Lanier became a director in 1988 and Mr. Clark in 1991. Messrs. Bourne and Seneff became directors in 1992. Mr. Hinkle became a director in June 1993. Messrs. Habicht, Jennings and Ralston are being nominated as new board members. The table sets forth each nominee's name, age, principal occupation or employment during at least the last five years, and directorships in other public corporations.

   The Company's officers and directors have advised the Company that they intend to vote their shares of Common Stock for the election of each of the nominees. Proxies will be voted FOR the election of the nominees below unless authority is withheld. Stockholders may withhold authority to vote for any nominee, in lieu of voting for the entire slate of directors, by lining through or striking out the name of any nominee listed below the pertinent instruction on the proxy card.

 Name and Age             Background
 ------------             ----------
 Robert A. Bourne, 52.... Mr. Bourne has served as Vice Chairman of the Board since February 1996. Previously, Mr. Bourne served as
                          Secretary and Treasurer of the Company from February
                          1996 through December 31, 1997. Additionally, he has
                          served as a director of the Company since June 1992.
                          Previously, he served as Vice Chairman of the Board,
                          Secretary and Treasurer of CNL Realty Advisors, Inc.
                          (the external advisor of the Company from July 1992
                          through December 31, 1997, the "Advisor") from
                          February 1996 until December 1997, as President of
                          the Company from July 1992 until February 1996 and as
                          President and a director of the Advisor from 1991
                          until February 1996. On January 1, 1998, the Advisor
                          merged into a wholly owned subsidiary of the Company
                          which resulted in the Company becoming a self-
                          administered and self-managed real estate investment
                          trust. See "Certain Transactions." Mr. Bourne has
                          also served as Vice Chairman of CNL American
                          Properties Fund, Inc. since February 1999 and as a
                          director since May 1994. He also served as President
                          of CNL American Properties Fund, Inc. from May 1994
                          to February 1999 and as Treasurer from February 1999
                          through August 1999. Mr. Bourne has also served as
                          President and as a director of CNL Hospitality
                          Properties, Inc. and CNL Health Care Properties, Inc.
                          since June 1996 and December 1997, respectively. Mr.
                          Bourne also serves as President and Treasurer of CNL
                          Financial Group, Inc. ("CNL Group"). In addition, Mr.
                          Bourne is President, Treasurer, a director and a
                          registered principal of CNL Securities Corp.,
                          President, Treasurer and a director of CNL Investment
                          Company, President of CNL Realty Corp. and Chief
                          Investment Officer, Treasurer, director and, until
                          July 1997, also served as President, of CNL
                          Institutional Advisors, Inc., a registered investment
                          advisor. All of the entities discussed in the
                          preceding sentence are affiliates of CNL Group, a
                          privately held, diversified real estate company.
                          Since joining CNL Group in 1979, Mr. Bourne has been
                          active in the acquisition, development and management
                          of real estate projects throughout the United States.
                          Mr. Bourne formerly was a Certified Public Accountant
                          with Coopers & Lybrand.


 Name and Age             Background
 ------------             ----------
 Edward Clark, 80........ Mr. Clark currently is a director of two private companies and a trustee of a private trust. From 1984
                          until July 1992, Mr. Clark served as President of the
                          Company. From 1982 through January 1998, he was
                          employed by Investors Management Corporation, a
                          privately held corporation. While employed by
                          Investors Management Corporation, Mr. Clark provided
                          consulting services with respect to tax and financial
                          matters to Investors Management Corporation, Golden
                          Corral Corporation, a subsidiary of Investors
                          Management Corporation, and various other companies.
                          From 1966 to 1980, Mr. Clark, a certified public
                          accountant, was a partner in the public accounting
                          firm of Peat Marwick Mitchell & Co.

 Kevin B. Habicht, 41.... Mr. Habicht has been Executive Vice President and
                          Chief Financial Officer of the Company since December
                          1993 and has been Secretary and Treasurer of the
                          Company since January 1, 1998. Mr. Habicht previously
                          served as Assistant Secretary of the Company from
                          December 1993 through December 1997, as Vice
                          President of the Company from July 1992 through
                          December 1993, as Assistant Secretary of the Advisor
                          from December 1993 through December 1997, and as Vice
                          President of the Advisor from its inception in 1991
                          through December 1993. From 1990 through December
                          1997, Mr. Habicht served as Senior Vice President of
                          CNL Institutional Advisors, Inc. and from 1992
                          through 1997, Mr. Habicht served as Treasurer of CNL
                          Investment Company, Senior Vice President of CNL
                          Management Company and Treasurer of CNL Securities
                          Corp. From 1981 to 1983, Mr. Habicht, a Certified
                          Public Accountant and a Chartered Financial Analyst,
                          was employed by Coopers & Lybrand, Certified Public
                          Accountants. Mr. Habicht is the brother-in-law of
                          James M. Seneff, Jr., Chief Executive Officer and
                          Chairman of the Board of the Company.

 Clifford R. Hinkle, 51.. Since 1991, Mr. Hinkle has been a founder, director and executive officer of the Flagler companies and related companies, including Flagler Capital
                          Corporation (1991-1998), and Flagler Holdings, Inc., a merchant banking company, of which Mr. Hinkle has been the Chairman and Chief Executive Officer since
                          1996. He has been a director of Century Capital
                          Markets, LLC, a private financial consulting company, since 1999. Since 1996, Mr. Hinkle has been a director of Integrated Orthopaedics, Inc., an American Stock Exchange company, which owns orthopaedic physician practices and related facilities, and has been a director of Prime
                          Succession, Inc., a private funeral services company.
                          Additionally, Mr. Hinkle was a director of MHI Group,
                          Inc., a New York Stock Exchange company, which owned and operated funeral homes and cemeteries from November 1993 until November 1995, and was the Chief
                          Executive Officer of MHI Group, Inc. from April 1995 until November 1995 when it was acquired by a subsidiary of The Loewen Group. From 1987 to 1991,
                          Mr. Hinkle was the Executive Director and Chief
                          Investment Officer of the State Board of
                          Administration of Florida and managed over $40 billion in various trust funds.


 Name and Age                                   Background
 ------------                                   ----------
 Richard B. Jennings,     Mr. Jennings currently serves as President of Realty
  56..................... Capital International, LLC, a real estate investment banking firm, which he founded in 1991, and as
                          President of Jennings Securities LLC, a National
                          Association of Securities Dealers, Inc. ("NASD")
                          member securities firm, which he founded in 1995.
                          From 1990 to 1991, Mr. Jennings served as Senior Vice
                          President of Landauer Real Estate Counselors, and
                          from 1986 to 1989, Mr. Jennings served as Managing
                          director---Real Estate Finance at Drexel Burnham
                          Lambert. From 1969 to 1986, Mr. Jennings oversaw the
                          REIT investment banking business at
                          Goldman, Sachs & Co. During his tenure at Goldman,
                          Sachs & Co., Mr. Jennings founded and managed the
                          Mortgage Finance Group from 1979 to 1986. Mr.
                          Jennings also serves as an outside Director of
                          Alexandria Real Estate Equities, Inc. and MBO
                          Properties, Inc. He is a licensed NASD Principal and
                          a New York Real Estate Broker.

 Ted B. Lanier, 65....... Mr. Lanier was the Chief Executive Officer of the
                          Triangle Bank and Trust Company, Raleigh, North
                          Carolina ("Triangle"), from January 1988 until March
                          1991. Mr. Lanier also was the Chairman of Triangle
                          from January 1989 until March 1991 and its President
                          from January 1988 until January 1989. Since his
                          retirement in 1991 as Chairman and Chief Executive
                          Officer of Triangle, Mr. Lanier has managed his
                          personal investments and managed investment accounts
                          for various individuals and trusts.

 Gary M. Ralston, 49..... Mr. Ralston has served as President and Chief
                          Operating Officer of the Company since February 1996.
                          From February 1996 until December 1997 he served as
                          President of the Advisor. From December 1993 until
                          February 1996 he served as Executive Vice President
                          and Chief Operating Officer of the Company. Mr.
                          Ralston previously served as Vice President of the
                          Company from July 1992 through December 1993 and as
                          Vice President of the Advisor from its inception in
                          1991 through December 1993. From 1988 to 1992, he
                          also served as a Senior Vice President of CNL
                          Properties, Inc., a real estate investment and
                          asset/property management company affiliated with CNL
                          Group, Inc. From 1983 until 1988, Mr. Ralston was
                          Vice President of ENCO, a real estate investment and
                          asset/property management firm located in Lakeland,
                          Florida. Mr. Ralston holds the Certified Commercial
                          Investment Member and Society of Industrial and
                          Office Realtors designations and is also a Florida
                          licensed Real Estate Broker, Mortgage Broker and
                          Certified Building Contractor. Mr. Ralston is a
                          member of the International Council of Shopping
                          Centers, a full member of the Urban Land Institute, a
                          member of the Board of Governers of the National
                          Association of Real Estate Investment Trusts, a
                          member of the Governing Council of the Commercial
                          Investment Real Estate Institute and a member of the
                          Steering Committee of the Capital Consortium.

 Name and Age                                   Background
 ------------                                   ----------
 James M. Seneff, Jr.,    Mr. Seneff has been Chief Executive Officer of the
  53..................... Company since July 1992 and Chairman of the Board of the Company since June 1992. Mr. Seneff has served as
                          Chief Executive Officer, director, and principal
                          stockholder of CNL Group since its formation in 1973.
                          From 1991 to December 1997, Mr. Seneff served as
                          Chief Executive Officer and Chairman of the Board of
                          the Advisor. Mr. Seneff has served as Chairman of the
                          Board, Chief Executive Officer and a director of CNL
                          Hospitality Properties, Inc. and CNL Health Care
                          Properties, Inc. since 1996 and 1997, respectively.
                          He has served as Chairman of the Board and a director
                          of CNL American Properties Fund, Inc. since its
                          inception in 1994 and served as its Chief Executive
                          Officer from 1994 through August 1999. Mr. Seneff has
                          been Chairman of the Board of Directors, director,
                          and Chief Executive Officer of CNL Securities Corp.
                          since its formation in 1979. Mr. Seneff also has held
                          the position of Chairman of the Board of Directors,
                          Chief Executive Officer, President and director of
                          CNL Management Company, a registered investment
                          advisor, since its formation in 1976, has served as
                          Chief Executive Officer, Chairman of the Board and a
                          director of CNL Investment Company and has held the
                          position of Chief Executive Officer, Chairman of the
                          Board and a director of CNL Institutional Advisors,
                          Inc., a registered investment advisor, since its
                          inception in December 1990. Mr. Seneff serves as
                          Chairman of the Board of CNLBank and previously
                          served as a member of the board of directors of First
                          Union National Bank of Florida and as a member of the
                          Orlando Advisory Board of First Union. From 1986 to
                          1994, Mr. Seneff served on the Florida Investment
                          Advisory Council (the "Council"), which oversees the
                          $40 billion Florida state retirement plan, and was
                          Chairman of the Council from 1991 to 1992. Since
                          1971, Mr. Seneff has been active in the acquisition,
                          development and management of real estate projects
                          throughout the United States. Mr. Seneff is the
                          brother-in-law of Kevin B. Habicht, Chief Financial
                          Officer of the Company and a nominee to the board of
                          directors.

   In the event that any nominee(s) should be unable to accept the office of director, which is not anticipated, it is intended that the persons named in the Proxy will vote FOR the election of such other person in the place of such nominee(s) for the office of director as the Board of Directors may recommend. The affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote is required for the election of directors. Any director that does not receive an affirmative vote of a plurality of the shares of Common Stock will not be elected.

   A majority of the Company's directors are required to be independent, as that term is defined in the Company's Bylaws, as amended (the "Bylaws"). Messrs. Bourne, Clark, Hinkle, Jennings and Lanier qualify as independent directors (the "Independent Directors"). Independent Directors are those persons who are not affiliated, directly or indirectly, with any person, corporation, association, company, trust, partnership (general or limited) or other organization to whom the Board of Directors has delegated management duties. In addition, an Independent Director cannot perform any services for the Company other than as a director.

Compensation of Directors

   During the year ended December 31, 1999, each director who was a director for the entire year was paid $12,000 for serving on the Board of Directors. Each director received $1,000 per Board of Directors meeting attended and $750 per committee meeting attended. Since May 1993, however, Mr. Seneff has waived his director's fees. The Board of Directors believes this compensation level is comparable to that provided by many other companies in the real estate investment trust ("REIT") industry.

   The Board of Directors met ten times during the year ended December 31, 1999. Each nominated member attended at least 92% of the total meetings of the Board of Directors and of any committee on which he served.

Committees of the Board of Directors

   The Company has a standing Audit Committee, the members of which are selected by the full Board of Directors each year. The current members of the Audit Committee are Messrs. Clark and Lanier, who have served since June 1992, and Mr. Hinkle, who has served since June 1998. The Audit Committee makes recommendations to the Board of Directors as to the independent accountants of the Company and reviews with such accounting firm the scope of the audit and the results of the audit upon its completion. Additionally, the Audit Committee reviews the adequacy of the Company's internal accounting controls. The Audit Committee met six times during the year ended December 31, 1999.

   The Company has a standing Compensation Committee, the members of which are selected by the full Board of Directors each year. The current members of the Compensation Committee are Messrs. Bourne, Clark, Hinkle and Lanier. The Compensation Committee is responsible for establishing and administering executive compensation programs including administration of the 1992 Commercial Net Lease Realty, Inc. Stock Option Plan (the "1992 Plan") as well as approval of changes in directors' fees. The Compensation Committee met three times during the year ended December 31, 1999.

   The Company has a standing Nominating Committee. The current members of the Nominating Committee are Messrs. Bourne, Hinkle, Lanier and Seneff. The Nominating Committee's primary responsibility is to consider potential new directors for the Company and recommend candidates to the Board. The Nominating Committee met twice during the year ended December 31, 1999.

Executive Officers

   The executive officers of the Company are as follows:

Name                     Position
----                     --------
James M. Seneff, Jr..... Chief Executive Officer and Chairman of the Board
Gary M. Ralston......... President and Chief Operating Officer
Kevin B. Habicht........ Executive Vice President, Chief Financial Officer, Secretary and Treasurer

   The background of Messrs. Seneff, Ralston and Habicht are described at "PROPOSAL--ELECTION OF DIRECTORS--Nominees."

   The Company also employs certain other senior officers listed below:

   Mez R. Birdie, age 50, has served as Senior Vice President of Asset Management of the Company since April 1998. From January 1, 1998 to April 1998, Mr. Birdie served as Vice President of Asset Management of the Company. From December 1993 to December 1997, Mr. Birdie served as Vice President of Asset Management of the Advisor, from June 1992 to November 1993, Mr. Birdie served as Director of Retail Management of the Company and from 1987 to 1992, Mr. Birdie served as Director of Property Management for Charles Wayne Properties, Inc. Mr. Birdie has been awarded the Certified Commercial Investment Member, Certified Property Manager and Senior Certified Shopping Center Manager professional designations, and has a total of 14 years experience in the field of commercial and residential property management. Mr. Birdie serves on the Executive Committee of the Institute of Real Estate Management.

   Courtney S. Hubbard, age 36, has served as Director of Due Diligence and Research of the Company since January 1, 1998. From February 1995 to December 1997, Ms. Hubbard served as Director of Due Diligence and Research of the Advisor. Prior to joining the Advisor, Ms. Hubbard was a senior associate at Clayton, Roper & Marshall, a real estate appraisal and consulting firm (1991 to 1995), and a senior associate with Kampe Appraisals, Inc. (1989 to 1991). She holds a Master of Arts Degree in Real Estate from the University of Florida. Ms. Hubbard is a MAI (Member, Appraisal Institute), a certified general real estate appraiser in the State of Florida, and a member of the Appraisal Institute's Admissions and Ethics committees.

   Louis Nimkoff, age 37, Vice President of Asset Management, joined the Company in April 1998. His responsibilities include handling the Company's asset management services and managing retailers' surplus properties. Mr. Nimkoff holds the Certified Property Manager (CPM) and the Certified Commercial Investor Member (CCIM) professional designations. Prior to joining the Company, Mr. Nimkoff was the President/Owner of Commercial Real Estate Group in Orlando starting in 1990. Previously, he was vice president with The First Republic Corporation of America from 1983 - 1990. He was named as a member of the Board of Directors for The First Republic Corporation of America which owned and managed more than 3 million square feet of commercial space including more than 1 million square feet of retail space. He also serves on the executive committee of the Greater Orlando IREM chapter and the board of directors for the Florida CCIM chapter.

   Dawn A. Peterson, age 36, has served as Vice President and Controller of the Company since 1999. Ms. Peterson served as Director of Accounting and Financial Reporting of the Company from January 1, 1998 until December 1999 and of the Advisor from July 1994 until December 1997. From 1991 to 1994, Ms. Peterson was employed by Coopers & Lybrand as a Certified Public Accountant (CPA). Ms. Peterson earned a Bachelor of Science degree in Business Administration and a Master of Science Degree in Accountancy from the University of Central Florida. She is a member of the American Institute of Certified Public Accountants.

   Commercial Net Lease Realty Services, Inc. ("Services") is a 95% owned, non-controlled taxable subsidiary of the Company. Services provides development and leasing services to the Company and third parties and employs the following senior officers:

   John K. Awsumb, age 53, has served as Senior Vice President of Services since May 1, 1999 and held the same position at the Company from January 1, 1998 until May 1, 1999. From October 1992 to December 1997, Mr. Awsumb served as Senior Vice President of CNL Development Company, Inc. (the "Development Company"), which was merged with the Advisor in April 1997. Prior to joining the Development Company, from 1973 to 1992, Mr. Awsumb was a founding principal of Vickerey/Oversat/Awsumb Associates, Inc., a national architecture, planning, and interior design firm in Orlando, Florida and Chicago, Illinois. Mr. Awsumb served as vice chairman of that company from 1976 to 1992. From 1975 to 1981, Mr. Awsumb served as Chairman of the Downtown Development Board of the City of Orlando. Mr. Awsumb is a member of the American Institute of Architects and from 1987 to 1989 served as president and State director of the mid-Florida chapter. Mr. Awsumb is currently Vice President of the State Association of the American Institute of Architects.

   Jay Bastian, age 49, has served as Senior Vice President of Acquisitions of Services since May 1, 1999 and previously held the same position at the Company, serving with the Company and its affiliate CNL Investment Company from 1989 to 1999. He is responsible for developing new acquisitions for the Company. Prior to 1989, he was Director of Real Estate for a number of firms including Rite Aid, Quaker Sate Minit Lube, Wendy's International, and a Holiday Inn franchisee for a total corporate real estate career of 26 years. He is a member of the National Association of Corporate Executives, the International Council of Shopping Centers, and the Turnaround Management Association.

   Joseph A. Ciardiello, age 52, has served as Senior Vice President of Corporate Acquisitions of Services since May 1, 1999 and held the same position at the Company from January 1, 1998 until May 1, 1999. From May 1996 through December 1997, Mr. Ciardiello served as Senior Vice President of Corporate Acquisitions of the Advisor. From 1992 to 1996, he served as Vice President of Real Estate and Development at Color Tile Inc. Prior to that he served as Vice President of Real Estate Price Club East Coast and Vice President of Development at Marriott Corporation. Mr. Ciardiello also served as National Director of Real Estate at McDonalds Corporation where he developed McDonalds' first joint venture real estate projects. Mr. Ciardiello holds the Certified Commercial Investment Member designation and is a member of the National Association of Corporate Real Estate Executives (NACORE). Mr. Ciardiello has over 20 years of retail real estate experience.

   J. Michael Davis, age 39, has served as a Vice President of Services since May 1, 1999 and held the same position at the Company from January 1, 1998 until May 1, 1999. From April 1997 to December 1997,

Mr. Davis served as a Vice President of the Development Company. Prior to joining the Development Company Mr. Davis was a Vice President of Trammell Crow BTS, Inc. ("Trammell Crow") from 1994 to 1997. From 1989 to 1993, Mr. Davis served as Marketing Director -- Retail for Trammell Crow. Mr. Davis is a Certified Public Accountant and holds the Certified Commercial Investment Member professional designation. He is a member of the International Council of Shopping Centers and the Urban Land Institute.

   Alexander M. Dmyterko, age 40, has served as President of Services since May 1, 1999. Previously, he served as Executive Vice President--Build to Suit Chief Operating Officer from January 1, 1998 until May 1, 1999. From March 1997 to December 1997, Mr. Dmyterko served as Build to Suit Chief Operating Officer of the Development Company. Before joining the Development Company, Mr. Dmyterko was a founder, and from 1993 to 1997 served as Executive Vice President/Managing Director of, Trammell Crow. From 1991 to 1993 Mr. Dmyterko served as Managing Director -- Retail for Trammell Crow. From 1987 to 1991 Mr. Dmyterko was a Project Manager and Marketing Representative at Trammell Crow. Mr. Dmyterko is a member of the International Council of Shopping Centers, the Urban Land Institute and the Chicago Area Shopping Center Owners.

   Diane L. McCarey, age 42, Vice President of Build to Suit, is responsible for the management of Service's and the Company's build to suit program for numerous retailers nationwide, overseeing development, due diligence and construction. She joined Services on May 1, 1999, as Director of Build to Suit, and held the same title at the Company from March 1995 until that time. Prior to joining the Company, Ms. McCarey was co-owner of McCarey Builders, a custom home building company from 1987 to 1995 and senior associate for Matonis, MacDermott & Company, specializing in commercial property and eminent domain appraisals for 1985 to 1991. She has 20 years of real estate experience encompassing a broad range of development, construction and consulting disciplines. Ms. McCarey graduated from the University of Florida with a Bachelor of Science degree in Real Estate. She is a licensed real estate salesman, a Certified Commercial Investment Member designee, and serves on the Steering Committee for the University of Florida Real Estate Alumni Network.

   Cynthia C. Shelton, age 46, has served as Vice President of Acquisitions of Services since May 1, 1999 and held the same position at the Company from January 1, 1998 until May 1, 1999. From May 1996 to December 1997, Ms. Shelton served as Director of Acquisitions of the Advisor. Ms. Shelton served from 1995 to 1996 as Vice President of the Ross Realty Group, a real estate brokerage and property management company that specializes in retail properties, and from 1985 to 1995 as the Real Estate Manager for KinderCare Learning Centers, Inc., the largest child care company in the United States. Ms. Shelton has 21 years of experience in commercial brokerage and site selection and she holds the Certified Commercial Investment Member (CCIM) designation and is a Florida licensed Real Estate Broker. Ms. Shelton is a member of the governing council of the Commercial Real Estate Institute (CIREI) and is slated to serve as President of the Institute in 2002.

   Ralph D. Spencer, age 52, has served as Managing Director of RE-Stores, Inc., a wholly-owned subsidiary of Services since May 1, 1999. Mr. Spencer joined the Company in December 1998 and is responsible for the management of the Company's vacant store program consisting of identifying potential acquisitions, underwriting, acquiring, marketing, re-tenanting and disposition of the properties. Prior to joining the Company, Mr. Spencer was a principal of Harrison & Bates, a regional commercial real estate services company in Richmond, Virginia. He has 28 years of real estate experience across the disciplines of brokerage, consulting, valuation and development in retail, office and industrial. Mr. Spencer holds a degree in business from Old Dominion University and received his master's degree in business, with concentration in real estate and urban land development, from Virginia Commonwealth University. He is a licensed real estate broker in Virginia, and has been awarded the Certified Commercial Investment Member (CCIM) designation and the Society of Office and Industrial Realtors designation. He has served on the national CCIM faculty for 20 years as well as on the adjunct faculty of several colleges.

   Dennis E. Tracy, age 50, has served as Senior Vice President of Services since May 1, 1999 and held the same position at the Company from January 1, 1998 until May 1, 1999. From November 1990 to December

1997, Mr. Tracy served as Senior Vice President of the Development Company. Prior to joining the Development Company, Mr. Tracy founded Tracy Homes, Inc., a luxury custom home building company and served as its president and owner. Mr. Tracy holds the Certified Commercial Investment Member professional designation and serves as a member of the Advisory Board of the Retail Contractors Association.

   Thomas L. Yeager, age 59, has served as Vice President of BTS Program Business of Services since May 1, 1999 and held the same position at the Company from May 1998 until May 1999. Mr. Yeager is responsible for managing regional real estate personnel and development activity with national retailers. Prior to joining the Company in 1998, he accumulated 28 years of corporate real estate experience with such firms as Extended Stay of America Inc., Long John Silver's Inc., Speed Muffler King, Inc. Dunkin' Donuts of America, Inc. and Shell Oil Corporation. He is currently a member of the International Council of Shopping Centers.

                             EXECUTIVE COMPENSATION

Executive Compensation Tables

   The following table shows the annual and long-term compensation paid by the Company to the Chief Executive Officer and the two other executive officers of the Company for services rendered in all capacities to the Company during the fiscal years ended December 31, 1999, 1998 and 1997.

                           SUMMARY COMPENSATION TABLE

                                    Annual
                                Compensation(1)     Long Term
                               -----------------  Compensation
Name and Principle                                Stock Option      All Other
Position                  Year  Salary   Bonus   Awards (Shares) Compensation(2)
------------------        ---- -------- -------- --------------- ---------------
James M. Seneff, Jr.....  1999 $130,000 $111,150          0               0
 Chief Executive Officer  1998 $125,000 $ 62,500     46,000          $4,800
 &                        1997        0        0          0               0
 Chairman of the Board

Gary M. Ralston.........  1999 $275,000 $235,125          0          $4,800
 President and Chief      1998 $225,000 $112,500     92,000          $4,800
 Operating Officer        1997        0        0          0               0

Kevin B. Habicht........  1999 $175,000 $149,625          0          $4,800
 Executive Vice           1998 $150,000 $ 75,000     46,000          $4,637
 President,               1997        0        0          0               0
 Chief Financial
 Officer,
 Secretary and Treasurer

--------
(1) No executive officer received a salary or bonus from the Company prior to January 1, 1998. Until January 1, 1998, the Company's employees and executive officers were also employees and executive officers of the Advisor and received compensation from the Advisor. Subsequent to the merger of the Advisor with the Company, all officers and employees of the Company were compensated directly by the Company.
(2)  Represents Company contributions to the Company's 401(k) Plan.

   There were no stock options granted to the named executive officers for the year ended December 31, 1999. The Company has not granted any SARs.

   The following table sets forth certain information with respect to unexercised stock options held by the named executive officers of the Company at December 31, 1999. The named executive officers did not exercise any stock options during the fiscal year ended December 31, 1999.

                       OPTION VALUES AT DECEMBER 31, 1999

                               Number of Unexercised   Value of Unexercised In-
                                    Options at           the-Money Options at
                                 December 31, 1999       December 31, 1999(1)
                             ------------------------- -------------------------
Name                         Exercisable Unexercisable Exercisable Unexercisable
----                         ----------- ------------- ----------- -------------
James M. Seneff, Jr.........   318,167      15,333           0            0
Gary M. Ralston.............   210,333      30,667           0            0
Kevin B. Habicht............   148,667      15,333           0            0

--------
(1) Based on the closing price of $9.94 on the New York Stock Exchange on December 31, 1999.

   Under the 1992 Plan, directors, officers, and other key employees and key persons associated with the Company are eligible to receive options under this plan. Additionally, the Company has adopted a defined contribution savings plan (the "401(k) Plan") which covers all employees, including executive officers, who have completed 12 months of service. Participants can contribute up to 15% of annual compensation on a pre-tax basis. The Company provides a 50% matching contribution up to 3% of annual compensation, with a maximum of $4,900. All participant contributions are fully vested as soon as they are made. Company contributions are subject to a vesting schedule and are 100% vested after six years of service.

Employment Agreements

   The Company has entered into employment agreements with each of Messrs. Seneff, Ralston and Habicht. Each agreement will expire on December 31, 2000, but is subject to automatic one-year renewals. Each agreement contains a noncompete provision applicable during the term and provides for salary per year of $135,000, $286,000 and $182,000, respectively, a bonus and options to purchase shares of Common Stock. Each agreement also contains severance provisions that call for payment to the executive of either twice the executive's annual salary (in the cases of Messrs. Ralston and Habicht) or the executive's annual salary (in the case of Mr. Seneff) in the event that the executive is terminated without cause or the executive resigns for good reason (including material reduction of responsibilities or reduction in salary, failure of a successor to the Company to assume the agreement or the Company's material and willful breach of the agreement), in addition to the continuation of certain fringe benefits and the immediate vesting of options.

   The following section of this Proxy Statement shall not be deemed to be incorporated into any filing by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, including any such incorporation by reference of any other portions of this Proxy Statement.

                         COMPENSATION COMMITTEE REPORT

   The Board of Directors appointed a Compensation Committee comprised of the undersigned, Messrs. Bourne, Clark, Hinkle and Lanier. Members of the Compensation Committee, all of whom must be independent directors of the Company, are selected each year by the full Board of Directors. The Compensation Committee is responsible for establishing and administering executive compensation programs including administration of the 1992 Commercial Net Lease Realty, Inc. Stock Option Plan (the "1992 Plan") as well as approval of changes in directors' fees.

   The Compensation Committee believes the Company's degree of success is largely attributable to the talent and dedication of its associates and to the management and leadership efforts of its executive officers. The goal of the Compensation Committee is to establish a compensation program that will attract and retain talented corporate officers, motivate them to perform to their fullest potential, as well as align their long-term interests with the interests of the Company's stockholders. In evaluating performance, the Compensation Committee considers quantitative and qualitative improvement in the Company's Funds From Operations ("FFO"), capital structure, and individual performance and contribution to corporate goals and objectives.

   Upon consummation of the merger of the Company with its former external advisor on January 1, 1998, all employees of the advisor became employees of the Company. Accordingly, the Compensation Committee began administration of all aspects of executive compensation in 1998. The key elements in the Company's executive compensation program consist of salary, annual bonus and stock options. In making compensation decisions, the Compensation Committee considers the compensation practices and financial performance of other REIT industry participants and from time to time receives assessments and advice regarding compensation practices from independent compensation consultants. Additionally, the Compensation Committee makes a subjective assessment of the general performance of the Company, the officer's contribution to the Company's performance, the officer's anticipated performance and contribution to the Company's achievement of its long term goals and the position, level, and scope of the officer's responsibility.

   For 1999, Mr. Seneff received total cash payments of $241,150 in salary and bonus. The Compensation Committee considered this level of payment appropriate in light of Mr. Seneff's responsibilities and performance. Salary and bonus increases in 1999 for Executive Officers were based on FFO per share targets, individual performance, position, tenure, experience, leadership and competitive data in compensation surveys of comparable companies.

                                          COMPENSATION COMMITTEE

                                          Robert A. Bourne
                                          Edward Clark
                                          Clifford R. Hinkle
                                          Ted B. Lanier

                               PERFORMANCE GRAPH

   Set forth below is a line graph comparing the cumulative total stockholder return on the Company's Common Stock, based on the market price of the Common Stock and assuming reinvestment of dividends ("NNN"), with the National Association of Real Estate Investment Trusts Equity Index ("NAREIT") and the S&P 500 Index ("S&P 500") for the five year period commencing December 31, 1994 and ending December 31, 1999. The graph assumes the investment of $100 on December 31, 1994.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN





             Date                S & P 500  NAREIT   NNN
-------------------------------  ---------  ------  ------
           12/31/94                100.00   100.00  100.00
            3/31/95                109.74    99.83  101.35
            6/30/95                120.15   105.70  112.13
            9/29/95                129.70   110.68  115.67
           12/31/95                137.43   115.27  113.84
            3/29/96                144.81   117.89  120.90
            6/28/96                151.30   123.13  129.24
            9/30/96                155.98   131.19  129.71
           12/31/96                168.98   155.92  153.99
            3/31/97                173.51   157.00  145.98
            6/30/97                203.81   164.81  154.52
            9/30/97                219.08   184.29  163.85
           12/31/97                225.37   187.51  186.86
            3/31/98                256.80   186.63  187.38
            6/30/98                265.30   178.07  175.39
            9/30/98                238.90   159.34  161.82
           12/31/98                289.78   154.69  150.04
            3/31/99                304.20   147.23  130.19
            6/30/99                325.64   162.08  153.44
            9/30/99                305.30   149.04  130.32
           12/31/99                350.72   147.54  125.69

                                  PROPOSAL II

                  APPROVAL OF 2000 PERFORMANCE INCENTIVE PLAN

   The Board of Directors has unanimously approved, and proposes that the stockholders of the Company approve, the 2000 Performance Incentive Plan (the "2000 Plan"). The 2000 Plan became effective on April 4, 2000, subject to the approval of the stockholders of the Company. Following is a summary description of the 2000 Plan, which is qualified in its entirety to the full text of the 2000 Plan, attached hereto as Exhibit A and incorporated herein by reference.

   The Board of Directors believes that equity-based or equity-related compensation is an important element of overall compensation for the Company. Such compensation advances the interest of the Company by encouraging, and providing for, the acquisition of equity interests in the Company by participants, thereby aligning participants' interests with stockholders and providing participants with a substantial motivation to enhance stockholder value.

Description of the 2000 Plan

   The 2000 Plan would authorize the issuance of up to 2,900,000 shares of Common Stock (which amount shall include any shares of Common Stock represented by options available to be granted under the 1992 Plan as of the effective date of the 2000 Plan and those options forfeited, expired or canceled without the delivery of Common Stock under the 1992 Plan subsequent to the effective date of the 2000 Plan) upon the exercise of stock options (both incentive and nonqualified), stock appreciation rights and the award of restricted stock ("Stock Award") provided, that the aggregate number of shares of Common Stock that may be issued pursuant to Options, SARs and Stock Awards granted under the 2000 Plan shall increase automatically to 3,400,000 shares and 3,900,000 shares when the Company has issued and outstanding 35,000,000 shares and 40,000,000 shares, respectively, of Common Stock. The 2000 Plan became effective on April 4, 2000, subject to stockholder approval, and terminates on April 4, 2010. The 2000 Plan will be administered by the Compensation Committee of the Board of Directors or by any other committee duly appointed by the Board of Directors (as applicable, the "Committee"), in either case comprised of not fewer than two non-employee directors, or if no Committee is appointed, by the Board of Directors.

   Key employees, officers, directors and persons performing consulting or advisory services for the Company or its affiliates, as defined in the 2000 Plan, who are designated by the Committee, are eligible to receive awards under the 2000 Plan. Awards may be made in the form of stock options, stock awards, stock appreciation rights ("SARs"), Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards. Following is a description of the awards permitted under the 2000 Plan.

   Under the 2000 Plan, fair market value is the last sale price of Common Stock as reported on the New York Stock Exchange (or another national exchange or the NASDAQ Stock Market), the closing price of Common Stock as listed on the New York Stock Exchange (or another national exchange or the NASDAQ Stock Market) on that date or, if there are no sales of shares reported on that date, the last sale price or the closing price as reported on the the New York Stock Exchange (or another national exchange or the NASDAQ Stock Market), respectively, on the next preceding date on which sales of Common Stock were reported or, if Common Stock is not listed on the NYSE (or another national exchange or the NASDAQ Stock Market) or traded on the over-the-counter market, the price per share determined by the Company's Board of Directors on the basis of the quarterly valuation of the Company's assets. To the extent that the aggregate fair market value (determined on the option grant date) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time in any calendar year exceeds $100,000, such options are deemed not to be incentive stock options.

   As of April 4, 2000, all directors and executive officers were eligible to receive awards under the 2000 Plan. Under the 2000 Plan, an employee of the Company is eligible to participate in the 2000 Plan if the Committee determines that such employee has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or its affiliates.

   Options. Stock options granted under the 2000 Plan may be either incentive stock options or non-qualified stock options. Incentive stock options may be granted only to employees of the Company or any of its affiliates. Options granted under the 2000 Plan are exercisable only to the extent vested on the date of exercise, and no options may be exercised more than ten years from the date the option is granted (five years in the case of an incentive stock option granted to a person who owns more than 10% of the total combined voting power of all classes of the Company's stock (a "Ten Percent Shareholder")). The exercise price per share of each option granted under the 2000 Plan may not be less than 100% (110% in the case of a Ten Percent Shareholder) of the fair market value of Common Stock on the date of grant.

   An option may be exercised, in full or in part, provided that the option is vested. Options may be exercised by written notice delivered to the Secretary of the Company accompanied by payment of the option exercise price payable (i) in cash, (ii) with Common Stock owned by the participant, (iii) by delivery to the Company of (x) irrevocable instructions to deliver directly to a broker the stock certificates representing the shares for which the option is being exercised and (y) irrevocable instructions to such broker to sell the stock and to promptly deliver to the Company the portion of the proceeds equal to the option exercise price and any amount necessary to satisfy the Company's obligation for withholding taxes, or (iv) any combination thereof. Common Stock used to pay the option exercise price or any portion thereof will be valued at the fair market value of such Common Stock on the date of exercise and must have been held for at least six months.

   The Committee or the Board of Directors, as the case may be, has the authority to determine the circumstances under which options vest upon termination of the employment or service of the participant for any reason. Unless otherwise provided by the Committee, vesting of an option generally ceases on the date that an option holder terminates employment or service for any reason with the Company or an affiliate. Options granted under the 2000 Plan terminate on the date three months after the date on which the participant terminates employment, or the expiration under the terms of the option agreement, whichever period is shorter except in the case of death, disability or retirement. In the event a participant terminates employment by reason of death or disability, or the participant's death occurs after termination of employment or service but before the option has expired, the option held by such participant may be exercised, to the extent exercisable, for a period of one year from the date of death or disability or until the expiration of the stated term of such option, whichever period is shorter. In the event of termination "for cause," any unexercised option held by such participant shall be forfeited immediately upon the giving of notice of such termination of employment or service for cause to the participant.

   Options are not transferable by a participant during the participant's lifetime and may not be assigned, exchanged, pledged, transferred or otherwise encumbered or disposed of except by will or by the applicable laws of descent and distribution. Under the 2000 Plan, an option that is not an incentive stock option may be transferred to immediate family members of the option holder or to a trust or partnership for such family members; provided, however, that the option holder receives no consideration for such transfer. In the event of such transfer, the option and any corresponding SAR that relates to such option must be transferred to the same person or persons or entity or entities.

   Stock Awards. Participants may also be granted stock awards, which are shares of Common Stock granted subject to the satisfaction of certain specified conditions. Stock awards by the Committee will be subject to such restrictions as the Committee may impose thereon (the "Restrictions"), including, but not limited to, continuous employment or service with the Company or any of its affiliates for a specified term or the attainment of specific corporate, divisional or individual performance standards or goals. If the Committee, on the date of the stock award, prescribes that a stock award shall become nonforfeitable and transferable only upon the attainment of certain performance objectives, the shares subject to such stock award shall become nonforfeitable and transferable only to the extent that the Committee certified that such objectives have been achieved. The Committee may endorse a legend on the certificates representing the stock award in order to prevent a violation of the requirements of the Securities Act of 1933, as amended, or to implement the Restrictions with respect to such stock award. The Committee may also require that the participant deliver to the Company a written statement in which the participant represents and warrants that the shares in the stock award are being acquired for the participant's own account and not with a view to the resale or distribution thereof.

   Stock awards are nontransferable except by the laws of descent and distribution. No right or interest of a participant in a stock award shall be liable for, or subject to, any lien, obligation or liability of such participant. Notwithstanding the restriction on transferability, the Committee may provide that a stock award may be transferred to members of the participant's immediate family, provided that the participant does not receive consideration for the transfer. The transferee of a stock award shall be bound by the same terms and conditions that governed the stock award during the period that it was held by the participant.

   Upon the issuance of a stock award to a participant, the stock certificate representing the stock award will be issued and transferred to and in the name of the participant, whereupon the participant will be entitled to all rights of a stockholder of the Company with respect to such stock award, including the rights to vote such shares and to receive dividends. The Company will hold such stock certificate in custody, together with stock powers executed by the participant in favor of the Company, until the restricted period expires and the restrictions imposed on the stock award are satisfied.

   SARs. Participants may also be granted a SAR that entitles the holder to receive the difference between the fair market value of the shares on the date of grant and the date of exercise of the shares of Common Stock subject to the award. SARs may be granted in relation to a particular option awarded under the 2000 Plan and exercisable only upon surrender to the Company, unexercised, of that portion of the option to which the SAR relates. The Committee has authority to designate each individual to whom SARs are to be granted and to specify the number of shares covered by such grants. No participant may be granted corresponding SARs that are related to incentive stock options which are first exercisable in any calendar year for stock having an aggregate fair market value that exceeds $100,000 (determined as of the date the related option is granted). Corresponding SARs may be granted either at the time of the grant of such option or at any subsequent time prior to the expiration of such option; provided, however, that corresponding SARs shall not be offered or granted in connection with a prior option without the consent of the participant holding such option.

   The maximum period in which a SAR may be exercised will be determined by the Committee, except that no corresponding SAR that is related to an incentive stock option shall be exercisable after the expiration of ten years from the date such related option was granted. In the case of a SAR that is related to an incentive stock option granted to a participant who is or is deemed to be a Ten Percent Shareholder, such corresponding SAR shall not be exercisable after the expiration of five years from the date such related option was granted. The terms of any corresponding SAR that is related to an incentive stock option may provide that it is exercisable for a period less than such maximum period.

   Subject to the provisions of the 2000 Plan and the applicable SAR agreement, a SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that a corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related option is exercisable and only when the fair market value exceeds the option exercise price of the related option. A SAR granted under the 2000 Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of a SAR shall not affect the right to exercise the SAR from time to time in accordance with the 2000 Plan and the related agreement with respect to the remaining shares of Common Stock subject to the SAR. The exercise of a corresponding SAR shall result in the termination of the related option to the extent of the number of shares of Common Stock with respect to which the SAR is exercised.

   At the Committee's discretion, the amount payable as a result of the exercise of a SAR may be settled in cash, shares of Common Stock, or a combination of cash and Common Stock.

   SARs granted under the 2000 Plan are not transferable except by will or by the laws of descent and distribution. During the lifetime of the participant to whom the SAR is granted, the SAR may be exercised only by the participant. The Committee may grant SARs that may be transferred to immediate family members to the extent and on such terms as may be permitted by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In the event of any such transfer, a corresponding SAR and the related option must be transferred to the same person or persons or entity or entities. The holder of a transferred SAR will be bound by the same terms and conditions that governed the SAR during the period that it was held by the participant.

   Phantom Stock Awards. A Phantom Stock Award is a right awarded to a participant in accordance with the terms of an agreement, which entitles the holder to receive cash or shares of Common Stock. The Compensation Committee, or the Board of Directors, as the case may be, may also grant Phantom Stock Awards to an eligible participant in the 2000 Plan. At the Committee's discretion, a Phantom Stock Award may be settled by the terms of the applicable agreement, in cash, Common Stock or a combination of both. Any payment of Common Stock shall be based on the fair market value of the Common Stock on the payment date. The Committee may prescribe that a participant's rights shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the agreement governing the grant. The Committee may prescribe that the Phantom Stock Awards shall become nonforfeitable based on certain criteria, such as the Company's return on equity, earnings per share, total earnings, earnings growth, return on capital or return on assets.

   Generally, Phantom Stock Awards may not be transferred except by will or through the laws of descent and distribution. A grant of a Phantom Stock Award may provide, however, that such an award may be transferred by a participant to children, grandchildren, spouse, one or more family-related trusts, provided that the participant may not receive any consideration for such a transfer.

   Performance Awards. A Performance Award is a right denominated in cash or in Common Stock awarded to a participant pursuant to an agreement. The 2000 Plan provides that the Committee may provide that a Performance Award become nonforfeitable based on certain criteria, such as the Company's return on equity, earnings per share, total earnings, earnings growth, return on capital or return on assets. Performance Awards may not be transferred except by will or by the laws of descent or distribution.

   A Performance Award shall be exercisable, to the extent that it is nonforfeitable, at the time set forth in the applicable agreement between the participant and the Company. A Performance Award may be settled in cash, Common Stock or in a combination of Cash and Common Stock. Any payment in Common Stock shall be based on the fair market value of the Common Stock on the payment date.

   Leveraged Stock Purchase Awards. A Leveraged Stock Purchase Award is a right awarded to a participant that, in accordance with the terms of an agreement, entitles the holder to purchase Common Stock at the fair market value thereof on the date of purchase by means of a loan to the holder of the Company. The terms of the loan are to be determined by the Committee. The Committee may provide, at its discretion, that the right to exercise a Leveraged Stock Purchase Award will become nonforfeitable, or that the participant's obligation to pay all or some of the principal or accrued interest on the loan will be forgiven based on certain criteria, such as the Company's return on equity, earnings per share, total earnings, earnings growth, return on capital or return on assets.

   Changes in Capital Structure. Subject to any required stockholder action, the number of shares of Common Stock subject to each outstanding award and the exercise price per each such share of Common Stock subject to an option or SAR will be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or other capital readjustment or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company.

   If the Company is the surviving company in a merger or consolidation and unexercised options remain outstanding under the 2000 Plan, after the effective date of the merger, each holder of an outstanding option or SAR shall be entitled, upon exercise of that option, to receive, in lieu of Common Stock, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, the holder had been the holder of record of a number of shares of Common Stock equal to the number of shares of Common Stock as to which that option may be exercised.

   If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation (other than circumstances involving a mere change in the identity, form or place of organization of the Company), or if the Company is liquidated or dissolved, or sells or otherwise disposes of substantially all of its assets to another entity while unexercised options remain outstanding under the 2000 Plan, unless provisions are made in connection with the transaction for the continuance of the 2000 Plan and/or the assumption or substitution of options or SARs with new options or stock appreciation rights covering the stock of the successor corporation, or the parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and exercise prices, then all outstanding options, SARs and Stock Awards shall be vested as of the effective date of such merger, consolidation, liquidation, dissolution, or sale.

   The Board of Directors generally may amend the 2000 Plan from time to time, except that, without the approval of the stockholders of the Company, no revision or amendment may change the aggregate number of shares of Common Stock that may be issued under the 2000 Plan. The terms and conditions applicable to any award may thereafter be amended or modified by mutual agreement between the Company and the participant or such other persons as may then have an interest therein.

   Federal Income Tax Consequences. Incentive stock options are subject to special federal income tax treatment. No federal income tax is imposed on the option holder upon the grant of the exercise of an incentive stock option if certain "holding period" requirements specified in the Code are fulfilled. If the option holder does not dispose of shares acquired pursuant to the exercise within a specified holding period and if the option holder meets the above-mentioned employment requirements, the Company would not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of the option for the disposition of the shares so acquired.

   Upon disposition of the common stock received upon exercise of an incentive stock option after the fulfillment of the holding period requirements by an option holder who meets the certain employment requirements specified in the Code, any appreciation of the shares above the exercise price should constitute capital gain. If an option holder disposes of shares acquired pursuant to the exercise of an incentive stock option prior to the end of the holding period or if an option holder does not meet the above-mentioned employment requirements, the option holder will be treated as having received, at the time of disposition, ordinary income. In such event, the Company may claim a deduction at the same time and in the same amount as the option holder recognizes ordinary income.

   As a general rule, no federal income tax is imposed on the option holder upon the grant of a non-qualified stock option such as those available under the 2000 Plan, and the Company is not entitled to a tax deduction by reason of such a grant. Generally, upon the exercise of a non-qualified stock option, the option holder will be treated as receiving ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price paid for such shares. Upon the exercise of a non-qualified stock option, the Company may claim a deduction at the same time and in the same amount as ordinary income is recognized by the option holder. Upon a subsequent disposition of the shares received upon exercise of a non-qualified stock option, any appreciation after the date of exercise should qualify as capital gain.

   No tax is imposed on an option holder pursuant to a grant of a SAR. Upon exercise of a SAR, the option holder will recognize ordinary income equal to the amount of cash received (or, if payment is made in

Common Stock, the fair market value on the date of exercise of the Common Stock received), and the Company will be entitled to a corresponding deduction. SARs issued in tandem with incentive stock options under the 2000 Plan are intended to satisfy the requirements of applicable federal income tax regulations so as not to disqualify the related incentive stock options form treatment as incentive stock options under section 422 of the Code.

   A grantee who has been granted any stock award under the 2000 Plan consisting of Common Stock that is subject to restrictions will not recognize income for federal income tax purposes at the time of grant, and the Company will not be entitled to a deduction at that time, if the restrictions simultaneously prevent the stock's transfer and constitute a substantial risk of forfeiture for federal income tax purposes. When the restrictions lapse, the grantee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount (if any) paid for the shares, and the Company will be entitled to a corresponding deduction. If dividends are paid in cash to the grantee during the period that the restrictions apply, the dividends will constitute ordinary income to the grantee for federal income tax purposes at the time they are paid, and the Company will be entitled to a corresponding deduction.

   The comments set forth in the above paragraphs are only a summary of certain of the federal tax consequence relating to the 2000 Plan. No consideration has been given to the effects of state, local, or other tax laws (including other federal tax laws) on the 2000 Plan or grantees thereunder. As a general matter, the company will be subject to federal income tax reporting requirements with respect to all grantees who are employees of the Company.

   In view of the complexity of the tax aspects of transactions involving the grant and exercise of options, SARs and stock awards, and the receipt and disposition of shares of Common Stock in connection with these and other awards under the 2000 Plan, and because the impact of taxes will vary depending on individual circumstances each grantee receiving an award under the 2000 Plan should consult his or her own tax advisor to determine the tax consequences in his or her particular circumstances.

   Federal, state or local law may require the withholding of taxes applicable to income resulting from an award. A participant shall be required to make appropriate arrangements with the Company, as the case may be, for satisfaction of any federal, state or local taxes the Company is required to withhold. The Committee or Board of Directors administering the 2000 Plan may, in its discretion and subject to such rules as it may adopt, permit the participant to pay all or a portion of the federal, state or local withholding taxes arising in connection with an award by electing to have the Company withhold shares of Common Stock having a fair market value on the date specified in the rules adopted by the Committee or Board of Directors administering the 2000 Plan equal to the amount to be withheld.

   Approval of the 2000 Plan requires the affirmative vote of a majority of the outstanding Common Stock present and entitled to vote at the Annual Meeting.

   The Board of Directors unanimously recommends that the stockholders vote FOR the adoption of the 2000 Plan.

                               SECURITY OWNERSHIP

   The following table sets forth, as of March 31, 2000, the number and percentage of outstanding shares beneficially owned by all persons known by the Company to own beneficially more than five percent of the Company's Common Stock, by each director and nominee, by each of the executive officers named in "Executive Compensation," above, and by all officers and directors as a group, based upon information furnished to the Company by such stockholders, officers and directors. Unless otherwise noted below, the persons named in the table have sole voting and sole investment power with respect to each of the shares beneficially owned by such person.

                                             Number of Shares         Percent
Name and Address of Beneficial Owner        Beneficially Owned       of Shares
------------------------------------        ------------------       ---------
Robert A. Bourne(1)........................       607,892(2)(3)         2.0%
 450 South Orange Avenue, Suite 900
 Orlando, Florida 32801
Edward Clark(1)............................        16,711(4)               (5)
 5204 Shamrock Drive Raleigh,
 North Carolina 27612
Kevin B. Habicht(6)........................       184,577(7)               (5)
 450 South Orange Avenue, Suite 900
 Orlando, FL 32801
Clifford R. Hinkle(1)......................        78,826(8)               (5)
 111 South Monroe Street, Suite 2000B
 Tallahassee, Florida 32301
Richard B. Jennings(9).....................            --                  (5)
 885 Third Avenue, Suite 2900
 New York, NY 10022-4082
Ted B. Lanier(1)...........................        30,276(10)              (5)
 1818 Windmill Drive
 Sanford, North Carolina 27330
Gary M. Ralston (6)........................       314,159(11)           1.0%
 450 South Orange Avenue, Suite 900
 Orlando, FL 32801
James M. Seneff, Jr.(12)...................     1,626,849(2)(13)        5.3%
 450 South Orange Avenue, Suite 900
 Orlando, FL 32801
LaSalle Investment Management, Inc.(14)....     1,755,400               5.8%
 100 East Pratt Street
 Baltimore, MD 21202
Public Employees Retirement System of           1,756,872               5.8%
 Ohio(15)..................................
 277 East Town Street
 Columbus, Ohio 43215
All directors, nominees and executive           2,548,591(2)(3)(4)      8.2%
 officers as a group (8 persons)...........
                                                         (7)(8)(10)
                                                         (11)(13)

--------
 (1) A director of the Company.
 (2) Of these shares, 255,696 shares are held by four limited partnerships, of which Messrs. Bourne and Seneff are general partners and 55,003 shares are held in a private corporation, of which Messrs. Bourne and Seneff each own 50%. Messrs. Bourne and Seneff disclaim beneficial ownership of these shares, except to the extent of their respective percentage interests in each of these entities.
 (3) Includes 3,430 shares held by Mr. Bourne as custodian for his minor children and 198,000 shares subject to currently exercisable options.

 (4) Includes 635 shares held by Mr. Clark's spouse and 15,776 shares subject to currently exercisable options.
 (5) Less than 1 percent.
 (6) An executive officer of the Company and nominee to the board of directors.
 (7) Includes 148,667 shares subject to currently exercisable options.
 (8) Includes 15,776 shares subject to currently exercisable options, 3,650 shares held by Mr. Hinkle's spouse, and 50,000 shares held by Flagler Holdings, Inc., in which Mr. Hinkle has a 27 percent interest and dispository and voting authority.
 (9) Nominee to the board of directors.
(10) Includes 10,000 shares held by Mr. Lanier's spouse and 15,776 shares subject to currently exercisable options.
(11) Includes 210,333 shares subject to currently exercisable options.
(12) An executive officer and director of the Company.
(13) Includes 73,200 shares owned by CNL Holdings, Inc., of which Mr. Seneff and his spouse own 100%, 853,138 shares owned by CNL Financial Group, Inc., which is a wholly-owned subsidiary of CNL Holdings, Inc., and 318,167 shares subject to currently exercisable options. In addition, 37,408 of these shares are held by trusts, of which Mr. Seneff serves as trustee. Mr. Seneff disclaims beneficial ownership of the shares held in trust.
(14) Shares shown are reported on a Schedule 13G/A, dated February 9, 2000, filed with the Securities and Exchange Commission by LaSalle Investment Management, Inc. ("LaSalle") and LaSalle Investment Management (Securities), L.P. ("LIMS"). Each of these entities is a registered investment advisor with different advisory clients. LaSalle is the limited partner of LIMS and is the sole stockholder of the general partner of LIMS.
(15) Shares shown are reported on Schedule 13G, dated January 26, 2000, filed with the Securities and Exchange Commission by Ohio Public Employees Retirement System, an Employment Benefit Plan and Pension Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.

   Based solely on the Company's review of the copies of such forms it has received, written representations from certain reporting persons that they were not required to file Forms 5 for the last fiscal year and other information known to the Company, the Company believes that all its officers, directors, and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 1999.

                              CERTAIN TRANSACTIONS

   On December 18, 1997, the Company's stockholders voted to approve an agreement and plan of merger with CNL Realty Advisors, Inc. (the "Advisor"), whereby the stockholders of the Advisor agreed to exchange 100% of the outstanding shares of common stock of the Advisor for up to 2,200,000 shares (the "Share Consideration") of the Company's Common Stock (the "Merger"). As a result, the Company became a fully-integrated, self-administered real estate investment trust effective January 1, 1998. Ten percent of the Share Consideration (220,000 shares) was paid January 1, 1998, and the balance (the "Share Balance") of the Share Consideration is to be paid over time based upon the Company's completed property acquisitions and completed development projects in accordance with the merger agreement. The market value of the common shares issued on January 1, 1998 was $3,933,000. Pursuant to the agreement and plan of merger, the Company is required to issue the shares within 90 days after the shares become issuable. At the time of the Merger, the Advisor was owned 76.8% by CNL Financial Group, Inc. (formerly CNL Group, Inc.) which is wholly owned by Mr. Seneff and his wife, 8.5% by Mr. Bourne, 8.5% by Mr. Ralston and 3.1% by Mr. Habicht. The Share Consideration, to the extent paid, is allocated to such persons in accordance with such percentages. Since the effective date of the Merger, the Company has issued 906,633 shares of the Share Balance. The market value of the Share Balance issued was $11,125,000, all of which was charged to operations.

   During the year ended December 31, 1999, the Company received $1,351,000 in development fees for providing certain development services for CNL Retail Development, Inc., which is owned by Mr. Seneff.

   In March 1999, the Company completed the sale of 38 restaurant properties to CNL American Properties Fund, Inc. ("APF"). The Company received gross proceeds of $36.6 million and reported a gain on sale of approximately $5.4 million. Mr. Seneff is the Chairman of the Board of Directors and Chief Executive Officer of APF and Mr. Bourne is the Vice Chairman of the Board of Directors of APF. This transaction was negotiated on behalf of the Company by the Independent Directors who engaged an investment bank to market the portfolio and to provide a valuation of the subject properties.

   In November 1999, the Company entered into a lease agreement for its office space (the "Lease") with an affiliate of Mr. Seneff. The Lease provides for rent in the amount of $390,000 per year, expiring in October 2014.

   As of December 31, 1999, the Company held two mortgages due July 2000 totaling $6,755,000 at 8.50% interest with affiliates of Messrs. Seneff and Bourne.

                              INDEPENDENT AUDITORS

   Upon recommendation of and approval by the Audit Committee, KPMG LLP has been selected to act as independent certified public accountants for the Company during the current fiscal year.

   A representative of KPMG LLP will be present at the annual meeting and will be provided with the opportunity to make a statement if desired. Such representative will also be available to respond to appropriate questions.

                                 OTHER MATTERS

   The Board of Directors does not know of any matters to be presented at the annual meeting other than those stated above. If any other business should come before the annual meeting, the person(s) named in the enclosed Proxy will vote thereon as he or they determine to be in the best interests of the Company.

                       PROPOSALS FOR NEXT ANNUAL MEETING

   Any stockholder proposal to be considered for inclusion in the Company's proxy statement and form of proxy for the annual meeting of stockholders to be held in 2001 must be received at the Company's office at 450 South Orange Avenue, Suite 900, Orlando, Florida 32801, no later than December 20, 2000.

   Stockholders desiring to make nominations for directors and/or to bring a proper subject before a meeting should do so by notice delivered to the Secretary of the Company. The proxy for the 2001 annual meeting will grant discretionary authority to vote with regard to nominations and proposals unless
(a) notice is received by March 5, 2001 and (b) the conditions set forth in Rule 14a-4(c)(2)(i)-(iii) under the Exchange Act are met. The Company requests that such stockholder notice set forth (a) as to each nominee for director, all information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors under the proxy rules of the Securities and Exchange Commission; (b) as to any other business, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder; and (c) as to the stockholder, (i) the name and address of such stockholder, (ii) the class or series and number of shares of stock of the Company which are owned beneficially and of record by such stockholder, and (iii) the date(s) upon which the stockholder acquired ownership of such shares.

                                          By Order of the Board of Directors,

                                          /s/ Kevin B. Habicht
                                          -------------------------------
                                          Kevin B. Habicht
                                          Secretary

April 20, 2000
Orlando, Florida

                                                                       Exhibit A

                       COMMERCIAL NET LEASE REALTY, INC.

                        2000 PERFORMANCE INCENTIVE PLAN

                                   Article I
                                    Purposes

   The Plan is intended to assist Commercial Net Lease Realty, Inc. (the "Company") and its Affiliates in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its stockholders. The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Stock Options") and Options not so qualifying, and the grant of stock appreciation rights ("SARs"), Stock Awards, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes. All capitalized terms used herein are defined below in
Article II.

                                   Article II
                                  Definitions

   2.1. Affiliate means (i) any entity that directly or indirectly, is controlled by, or controls or is under common control with the Company, and
(ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

   2.2. Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award, Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award granted to such Participant.

   2.3. Board means the Board of Directors of the Company.

   2.4. Change of Control means:

     (a) a "person" or "group" (which terms shall have the meaning they have when used in Section 13(d) of the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, any corporation owned directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company) becomes (other than solely by reason of a repurchase of voting securities by the Company), the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of forty percent (40%) or more of the combined voting power of the Company's then total outstanding voting securities;

     (b) the Company consolidates with or merges with or into another corporation or partnership or conveys, transfers or leases, in any transaction or series of transactions, all or substantially all of its assets to any corporation or partnership, or any corporation or partnership consolidates with or merges with or into the Company, in any event pursuant to a transaction in which the outstanding voting stock of the Company is reclassified or changed into or exchanged for cash, securities or other property, other than any such transaction where (i) the outstanding voting securities of the Company are changed into or exchanged for voting securities of the surviving corporation and (ii) the persons who were the beneficial owners of the Company's voting securities immediately prior to such transaction beneficially own immediately after such transaction 50% or more of the total outstanding voting power of the surviving corporation, or the Company is liquidated or dissolved or adopts a plan of liquidation or dissolution.

   2.5. Code means the Internal Revenue Code of 1986, and any amendments thereto.

   2.6. Committee means either (i) the Board or (ii) a committee of the Board designated by the Board to administer the Plan and composed of not less than two directors, each of whom is expected, but not required, to be a "Non-Employee Director" (within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended) and an "outside director" (within the meaning of Code section 162(m)) to the extent Rule 16b-3 of the Exchange Act and Code section 162(m), respectively, are at such time applicable to the Company and the Plan. If at any time such a committee has not been so designated, the Board shall constitute the Committee.

   2.7. Common Stock means the common stock, $0.01 par value, of the Company.

   2.8. Company means Commercial Net Lease Realty, Inc., a Maryland corporation.

   2.9. Consultant means any person performing consulting or advisory services for the Company or any Affiliate, with or without compensation, to whom the Committee chooses to grant a Stock Award, Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award in accordance with the Plan.

   2.10. Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

   2.11. Director means a member of the Company's Board of Directors.

   2.12. Disability shall have the meaning provided for in Section 22(e)(3) of the Code or any successor statute thereto.

   2.13. Exchange Act means the Securities Exchange Act of 1934, as amended.

   2.14. Fair Market Value means, on any given date, the current fair market value of the shares of Common Stock as determined pursuant to subsection (a) or
(b) below.

     (a) While the Company is a Public Company, Fair Market Value shall be determined as follows: (i) if the Common Stock is traded on the Nasdaq SmallCap or National Market or listed on a national securities exchange, the closing price of the Common Stock on the determination date on the exchange on which the Common Stock is principally traded, or, if there are no sales on such date, then on the next preceding date on which there were sales of Common Stock, (ii) if the Common Stock is not traded on the Nasdaq SmallCap or National Market or listed on a national securities exchange, the closing price last reported by the National Association of Securities Dealers, Inc. for the over-the-counter market on the determination date, or, if no sales are reported on such date, then on the next preceding date on which there where such quotations or (iii) if the Common Stock is not traded in the over-the-counter market, the price determined by the Company's Board of Directors on the basis of the quarterly valuation of the Company's assets.

     (b) Notwithstanding subsections (a) and (b) of this Section, in all cases, Fair Market Value shall not be less than the par value of the Common Stock.

     (c) For purposes of this Section, the term "Public Company" means the Company, subsequent to the effective date of the Plan, has sold securities pursuant to an effective registration statement filed pursuant to the Securities Act and is subject to the reporting and information requirements under the Exchange Act, and the term "Non-Public Company" means the Company has not sold securities pursuant to an effective registration statement filed pursuant to the Securities Act and is not subject to the reporting and information requirements under the Exchange Act.

   2.15. Initial Value means, with respect to an SAR, the Fair Market Value of one share of Common Stock on the date of grant.

   2.16. Incentive Stock Option means an Option qualifying for special tax treatment under Section 422 of the Code.

   2.17. Leveraged Stock Purchase Award means a right awarded to a Participant under Article XI that, in accordance with the terms of an Agreement, entitles the holder to purchase shares of Common Stock at the Fair Market Value thereof on the date of the purchase by means of a loan to the holder by the Company.

   2.18. Nonqualified Stock Option means an option that is not an Incentive Stock Option.

   2.19. Option means a stock option that is either a Nonqualified Stock Option or Incentive Stock Option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

   2.20. Optionee means the employee, Director or Consultant to whom an Option is granted.

   2.21. Parent Corporation means a corporation which is with respect to the Company a parent corporation as defined in Section 424 of the Code.

   2.22. Participant means an employee of the Company or an Affiliate, a Director or a Consultant who satisfies the requirements of Article IV and is selected by the Committee to receive a Stock Award, Option, SAR, Phantom Stock Award, Performance Award, Leveraged Stock Purchase Award or a combination thereof.

   2.23. Performance Award means a right denominated in cash or in shares of Common Stock awarded to a Participant under Article IX that, in accordance with the terms of an Agreement, entitles the holder to receive cash or shares of Common Stock. A Performance Award may be referred to as a Performance Share Award to the extent that it is denominated in shares of Common Stock.

   2.24. Phantom Stock Award means a right awarded to a Participant under
Article X that, in accordance with the terms of an Agreement, entitles the holder to receive shares of Common Stock, or cash in an amount equal to the Fair Market Value thereof, as determined by the Committee, without payment of any amounts by the holder (except to the extent otherwise required by law).

   2.25. Plan means this 2000 Performance Incentive Plan.

   2.26. SAR means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Committee and specified in an Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to such share of Common Stock encompassed by the exercise of such SAR, the excess of its Fair Market Value on the date of exercise over the Initial Value. References to "SARs" include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

   2.27. Securities Act means the Securities Act of 1933, as amended.

   2.28. Stock Award means Common Stock awarded to a Participant under Article
VIII. A Stock Award may be or include an award of restricted stock.

   2.29. Stockholder means the holder of Common Stock issued under the Plan as a result of exercise of an Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award or grant of a Stock Award.

   2.30. Subsidiary Corporation means a corporation which is with respect to the Company a subsidiary corporation as defined in Section 424 of the Code.

   2.31. Termination of Employment means unless provided otherwise by the Committee, an employee has ceased to be employed by the Company or an Affiliate, a director has ceased to be a member of the Board of Directors of the Company or an Affiliate, or a Consultant has ceased to have a consulting relationship with the Company or an Affiliate.

   2.32. Ten Percent Shareholder means any individual owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Parent Corporation or a Subsidiary Corporation. An individual shall be considered to own any voting stock owned (directly or indirectly) by or for his brothers, sisters, spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting stock owned (directly or indirectly) by or for a company, partnership, estate or trust of which such individual is a shareholder, partner or beneficiary, all as required by Section 424(d) of the Code.

                                  Article III
                                 Administration

   The Committee shall have authority to grant Stock Awards, Options, SARs, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option, SAR or Leveraged Stock Purchase Award or on the transferability or forfeitability of a Stock Award, Phantom Stock Award or Performance Award. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option, SAR or Leveraged Stock Purchase Award may be exercised, or the time at which a Stock Award, Phantom Stock Award or Performance Award may become transferable or nonforfeitable or the time at which it may be settled. The Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee; provided that the Committee may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Board or the Committee or in connection with the administration of this Plan shall be final and conclusive on all persons having an interest in the Plan. No member of the Board or the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, Stock Award, Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award. All expenses of administering this Plan shall be borne by the Company. If no Committee is appointed by the Board, the Board shall constitute the Committee.

   The Committee, in its discretion, may delegate to one or more officers of the Company, all or part of the Committee's authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegates that were consistent with the terms of the Plan. Furthermore, the mere fact that a Committee member shall fail to qualify as a "non-employee Director" or "outside director" within the meaning of Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, respectively, shall not invalidate any award made by the Committee which award is otherwise validly made under the Plan.

                                   Article IV
                                  Eligibility

   Any employee of the Company or an Affiliate (including a company that becomes an Affiliate after the adoption of this Plan), a Director or a Consultant to the Company or an Affiliate (including a company that becomes an Affiliate after the adoption of this Plan) is eligible to participate in this Plan if the Committee, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate. Only employees of the Company, a Subsidiary Corporation or a Parent Corporation are eligible to receive Incentive Stock Options.

                                   Article V
                             Stock Subject To Plan

   5.1. Maximum Shares for Delivery. The maximum number of shares of Common Stock that may be delivered to Participants under the Plan pursuant to Stock Awards and exercise of Options, SARs, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards shall be two million nine hundred thousand (2,900,000) shares (which amount shall include any shares of Common Stock represented by options available to be granted under the 1992 Commercial Net Lease Realty, Inc. Stock Option Plan as of the effective date of the Plan and those options forfeited, expired or canceled without the delivery of Common Stock under the 1992 Commercial Net Lease Realty, Inc. Stock Option Plan subsequent to the effective date of the Plan), plus any Common Stock that is represented by awards granted under the Plan of the Company, which are forfeited, expired or canceled without the delivery of Common Stock or which result in the forfeiture of Common Stock back to the Company, provided, that subject to the provisions of Article IX of the Plan, the aggregate number of shares of Common Stock that may be issued pursuant to Options, SARs, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards granted under the Plan shall increase automatically to three million four hundred thousand (3,400,000) shares and three million nine hundred thousand (3,900,000) shares when the Corporation has issued and outstanding thirty-five million (35,000,000) shares and forty million (40,000,000) shares, respectively, of Common Stock.

   5.2. Shares Subject to Plan. The shares of Common Stock issued may be shares of authorized but unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Company. The maximum aggregate number of shares that may be issued under this Plan shall be subject to adjustment as provided in Article XIII.

   5.3. Incentive Stock Option Limit. The maximum number of shares of Common Stock that may be issued under Options granted under the Plan that are intended to be Incentive Stock Options shall be two million nine hundred thousand (2,900,000) shares.

   5.4. Reallocation of Shares. If an Option is terminated, in whole or in part, for any reason other than its exercise or the exercise of a Corresponding SAR that is settled with Common Stock, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Options, SARs, Stock Awards, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards to be granted under this Plan. If an SAR is terminated, in whole or in part, for any reason other than its exercise or the exercise of a related Option, the number of shares of Common Stock allocated to the SAR or portion thereof may be reallocated to other Options, SARs, Stock Awards, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards to be granted under this Plan.

                                   Article VI
                                    Options

   6.1. Award. In accordance with the provisions of Article IV, the Committee will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards. The Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option, the vesting schedule applicable to such Option and any other terms of such

Option. An individual must be an employee of the Company, a Subsidiary Corporation or a Parent Corporation to be eligible to be granted an Incentive Stock Option.

   6.2. Option Price. The exercise price per share for Common Stock subject to an Option shall be determined by the Board on the date of grant; provided, however, that the exercise price per share shall not be less than one hundred percent 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted and the exercise price per share of Common Stock for an Option that is an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value on the date the Option is granted. Notwithstanding the preceding sentence, the exercise price per share of Common Stock subject to an Option that is an Incentive Stock Option granted to an individual who is or is deemed to be a Ten Percent Shareholder on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the Option is granted.

   6.3. Maximum Option Period. Unless provided otherwise in this Agreement, the maximum period in which an Option may be exercised shall be ten years, except that no Option that is an Incentive Stock Option shall be exercisable after the expiration of ten years from the date such Option was granted. In the case of an Incentive Stock Option that is granted to a Participant who is or is deemed to be a Ten Percent Shareholder on the date of grant, such Option shall not be exercisable after the expiration of five years from the date of grant. The terms of any Option that is an Incentive Stock Option may provide that it is exercisable for a period less than such maximum period.

   6.4. Maximum Value of Options which are Incentive Stock Options. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any person are exercisable for the first time during any calendar year (under all stock option plans of the Company, a subsidiary Corporation or Parent Corporation) exceeds $100,000, the Options are not Incentive Stock Options. For purposes of this section, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This paragraph will be applied by taking Incentive Stock Options into account in the order in which they are granted.

   6.5. Nontransferability. Except as provided in Section 6.6, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Except to the extent an Option is transferred in accordance with Section 6.6, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

   6.6. Transferable Options. Section 6.5 to the contrary notwithstanding, if the Agreement so provides, an Option that is not an Incentive Stock Option may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that Participant may not receive any consideration for the transfer. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. In the event of any such transfer, the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

   6.7. Vesting and Termination of Employment. Except as provided in an Option Agreement, the following rules shall apply:

     (a) Options will vest as provided in the Option Agreement. An Option will be fully vested upon the occurrence of a Change of Control prior to the Participant's Termination of Employment. An Option will be exercisable only to the extent that it is vested on the date of exercise. Vesting of an Option will cease on the date of the Optionee's Termination of Employment and the Option will be exercisable only to the extent the Option is vested on the date of Termination of Employment.

     (b) If the Optionee's Termination of Employment is for reason of death or Disability, the right to exercise the Option (to the extent vested) will expire on the earlier of (i) one (1) year after the date of the Optionee's Termination of Employment, or (ii) the expiration date under the terms of the Agreement. Until the expiration date, the Optionee's heirs, legatees or legal representative may exercise the Option, except to the extent the Option was previously transferred pursuant to Section 6.6.

     (c) If the Optionee's Termination of Employment is by reason of the Optionee's retirement from service of the Company and its Affiliates as determined by the Board, the right to exercise the Option (to the extent that it is vested) will expire on the earlier of (i) three (3) years after the date of the Optionee's Termination of Employment, or (ii) the expiration date under the terms of the Agreement.

     (d) If the Optionee's Termination of Employment is for any reason other than death, Disability or retirement, the right to exercise the Option (to the extent that it is vested) will expire on the earlier of (i) three (3) months after the date of the Optionee's Termination of Employment, or (ii) the expiration date under the terms of the Agreement. However, if the Option would then expire during the Pooling Period and the Common Stock received upon the exercise of the Option would be subject to the Pooling Period transfer restrictions, then the right to exercise the Option will expire ten (10) calendar days after the end of the Pooling Period. "Pooling Period" means the period in which property is subject to restrictions on transfer in compliance with the "Pooling of Interests Accounting" rules set forth in the Securities and Exchange Commission Accounting Series Releases 130 and 135. If Termination of Employment is for a reason other than the Optionee's death, disability or retirement and the Option holder dies after his or her Termination of Employment but before the right to exercise the Option has expired, the right to exercise the Option shall expire on the earlier of (i) one (1) year after the date of the Optionee's Termination of Employment, or (ii) the date the Option expires under the terms of the Agreement, and, until expiration, the Optionee's heirs, legatees or legal representative may exercise the Option, except to the extent the Option was previously transferred pursuant to Section 6.6.

   6.8. Forfeiture for Cause. Notwithstanding any provision of the Plan to the contrary, unless provided otherwise in an Option Agreement, all unexercised Options granted to an Optionee whose Termination of Employment is for "cause" shall terminate and be forfeited by the Optionee. A termination of Employment shall be for cause if it is by reason of (i) conduct related to the Optionee's service to the Company or an Affiliate for which either criminal or civil penalties against the Optionee may be sought, (ii) material violation of Company policies, or (iii) disclosing or misusing any confidential information or material concerning the Company or Affiliate. An Optionee may be released from the forfeiture provisions of this section if the Committee (or its duly appointed agent) determines in its sole discretion that such action is in the best interests of the Company.

   6.9. Exercise. The Option holder must provide written notice to the Secretary of the Company of the exercise of Options and the number of Options exercised. Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. An Option may not be exercised with respect to fractional shares of Common Stock. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

   6.10. Payment. Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Committee. Unless otherwise provided by the Agreement, payment of all or part of the Option price may also be made by surrendering shares of Common Stock to the Company that have been held for at least six (6) months prior to the date of exercise. If Common Stock is used to pay all or part of the Option price, the sum of the cash or cash equivalent and the Fair Market Value

(determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised. In accordance with such procedures as the Committee may determine, the Committee may approve payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder's written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer.

   Wherever in this Plan or any Agreement a Participant is permitted to pay the exercise price of an Option or SAR or taxes relating to the exercise of an Option or SAR by delivering Common Stock, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Common Stock, in which case the Company shall treat the Option or SAR as exercised without further payment and shall withhold such number of Common Stock from the Common Stock acquired by the exercise of the Option or SAR.

   6.11. Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to his or her Option until the date of exercise of such Option.

   6.12. Stock Certificate Legends. The Company may require that certificates evidencing shares of Common Stock purchased upon the exercise of Incentive Stock Options issued under the Plan be endorsed with a legend in substantially the following form:

     The shares evidenced by this certificate may not be sold or transferred
  prior to         , 20  , in the absence of a written statement from the
  Company to the effect that the Company is aware of the facts of such sale or transfer.

   The blank contained in this legend shall be filled in with the date that is the later of (i) one year and one day after the date of the exercise of such Incentive Stock Option or (ii) two years and one day after the grant of such Incentive Stock Option. Upon delivery to the Company, at its principal executive office, of a written statement to the effect that such shares have been sold or transferred prior to such date, the Company does hereby agree to promptly deliver to the transfer agent for such shares a written statement to the effect that the Company is aware of the fact of such sale or transfer.

   6.13. Disposition of Stock. A Participant shall notify the Company of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

                                  Article VII
                                      Sars

   7.1. Award. In accordance with the provisions of Article IV, the Board will designate each individual to whom SARs are to be granted and will specify the number of shares covered by such awards. In addition no Participant may be granted Corresponding SARs (under all Incentive Stock Option plans of the Company and its Affiliates) that are related to Incentive Stock Options which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.

   7.2. Maximum SAR Period. The maximum period in which an SAR may be exercised shall be determined by the Board on the date of grant, except that no Corresponding SAR that is related to an Incentive Stock Option shall be exercisable after the expiration of ten years from the date such related Option was granted. In the case of a Corresponding SAR that is related to an Incentive Stock Option granted to a Participant who is or is deemed to be a Ten Percent Shareholder, such Corresponding SAR shall not be exercisable after the expiration of five years from the date such related Option was granted. The terms of any

Corresponding SAR that is related to an Incentive Stock Option may provide that it is exercisable for a period less than such maximum period.

   7.3. Nontransferability. Except as provided in Section 7.4, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. During the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

   7.4. Transferable SARs. Section 7.3 to the contrary notwithstanding, if the Agreement so provides, a SAR may be transferred by a Participant to the children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that a Participant may not receive any consideration for the transfer. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. The holder of an SAR transferred pursuant to this section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant.

   7.5. Exercise. Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that a Corresponding SAR that is related to an Incentive Stock Option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

   7.6. Employee Status. If the terms of any SAR provide that it may be exercised only during employment or within a specified period of time after Termination of Employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment.

   7.7. Settlement. At the Committee's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional shares will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

   7.8. Shareholder Rights. No Participant shall, as a result of receiving an SAR award, have any rights as a stockholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

                                  Article VIII
                                  Stock Awards

   8.1. Award. In accordance with the provisions of Article IV, the Board will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by such awards.

   8.2. Vesting. The Board, on the date of the award, may prescribe that a Participant's rights in the Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement.

   8.3. Performance Objectives. In accordance with Section 8.2, the Board may prescribe that Stock Awards will become vested or transferable or both based on objectives such as, but not limited to, the Company's, an Affiliate's or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, or Fair Market Value. If the Board, on the date of award, prescribes that a Stock Award shall become nonforfeitable and transferable only upon the attainment of performance objectives, the shares subject to such Stock Award shall become nonforfeitable and transferable only to the extent that the Committee certifies that such objectives have been achieved.

   8.4. Stock Legends and Related Matters.

     (a) The Committee, on behalf of the Company, may endorse such legend or legends upon the certificates representing the shares of Common Stock, and may issue such "stop transfer" instructions as it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, or
  (ii) implement the provisions of any agreement between the Company or an Affiliate and the Participant with respect to such shares.

     (b) The Committee may require that a Participant, as a condition to receipt of a particular award, execute and deliver to the Company a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such person's own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that, to the extent permitted by the terms of the award, any subsequent resale or distribution of Shares by the Participant shall be made only pursuant to either (i) a Registration Statement on an appropriate form under the Securities Act, which Registration Statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto.

   The Committee may delay any award, issuance or delivery of shares of Common Stock if it determines that listing, registration or qualification of the shares or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares under the Plan, until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

   8.5. Employee Status. In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

   8.6. Nontransferability. Except as provided in Section 8.7, Stock Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in a Stock Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

   8.7. Transferable Stock Awards. Section 8.6 to the contrary notwithstanding, if the Award so provides, a Stock Award may be transferred by a Participant to the children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that Participant may not receive any consideration for the transfer. The holder of a Stock Award transferred pursuant to this section shall be bound by the same terms and conditions that governed the Incentive Award during the period that it was held by the Participant.

   8.8. Stockholder Rights.Prior to their forfeiture (in accordance with the applicable Agreement) and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable, a Participant will have all rights of a stockholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares of Common Stock granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

                                   Article IX
                              Phantom Stock Awards

   9.1. Award. In accordance with the provisions of Article IV, the Board shall designate each individual to whom Phantom Stock Awards are to be granted and shall specify the number of shares included in such awards.

   9.2. Vesting. The Board, on the date of the award, may prescribe that a Participant's rights in the Phantom Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement.

   9.3. Performance Objectives. In accordance with Section 9.2, the Board may prescribe that Phantom Stock Awards will become nonforfeitable based on objectives such as, but not limited to, the Company's, an Affiliate's or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, or Fair Market Value.

   9.4. Nontransferability. Except as provided in Section 9.5, Phantom Stock Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in a Phantom Stock Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

   9.5. Transferable Phantom Stock Awards. Section 9.4 to the contrary notwithstanding, if the Award so provides, a Phantom Stock Award may be transferred by a Participant to his or her children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that Participant may not receive any consideration for the transfer. The holder of a Phantom Stock Award transferred pursuant to this section shall be bound by the same terms and conditions that governed the Incentive Award during the period that it was held by the Participant.

   9.6. Employee Status. In the event that the terms of any Phantom Stock Award provide that it shall become nonforfeitable only after completion of a specified period of employment, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

   9.7. Settlement. A Phantom Stock Award shall be settled, to the extent that it is nonforfeitable, at the time set forth in the applicable Agreement. At the Committee's discretion, the Phantom Stock Award may be settled in cash, Common Stock, or a combination of cash and Common Stock. Any payment to be made in cash shall be made in a lump sum or in installments as prescribed by the Committee in its sole discretion. Any payment to be made in Common Stock shall be based on the Fair Market Value of the Common Stock on the payment date. Cash dividend equivalents may be paid during or after the vesting period with respect to a Phantom Stock Award, as determined by the Committee. If a payment of cash is to be made on a deferred basis, the Committee shall establish whether interest shall be credited, the rate thereof and any other terms and conditions applicable thereto.

   9.8. Shareholder Rights. No Participant shall, as a result of receiving a Phantom Stock Award, have any rights as a stockholder of the Company or any Affiliate until the date that the Phantom Stock Award is exercised and then only to the extent that the Phantom Stock Award is settled by the issuance of Common Stock.

                                   Article X
                               Performance Awards

   10.1. Award. In accordance with the provisions of Article IV, the Board shall designate each individual to whom a Performance Award is to be made and shall specify the amount of such award. The amount may be denominated in cash or in shares of Common Stock.

   10.2. Vesting. The Board, on the date of the award, may prescribe that a Participant's rights in the Performance Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement.

   10.3. Performance Objectives. In accordance with Section 10.2, the Board may prescribe that Performance Awards will become nonforfeitable based on objectives such as, but not limited to, the Company's, an Affiliate's or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, or Fair Market Value.

   10.5. Employee Status. In the event that the terms of any Performance Award provide that it becomes nonforfeitable only after completion of a specified period of employment, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

   10.6. Nontransferability. Performance Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in a Performance Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

   10.7. Settlement. A Performance Award shall be settled, to the extent that it is nonforfeitable, at the time set forth in the applicable Agreement. At the Committee's discretion or as set forth in the Agreement, the Performance Award may be settled in cash, Common Stock, or a combination of cash and Common Stock. Any payment to be made in cash shall be made in a lump sum or in installments as prescribed by the Committee in its sole discretion. Any payment to be made in Common Stock shall be based on the Fair Market Value of the Common Stock on the payment date.

   10.8. Shareholder Rights. No Participant shall, as a result of receiving a Performance Share Award, have any rights as a stockholder of the Company or any Affiliate until the date that the Performance Share Award is settled and then only to the extent that the Performance Share Award is settled by the issuance of Common Stock.

                                   Article XI
                        Leveraged Stock Purchase Awards

   11.1. Award. In accordance with the provisions of Article IV, the Board shall designate each individual to whom Leveraged Stock Purchase Awards are to be granted and shall specify the number of shares of Common Stock covered by such awards.

   11.2. Vesting. The Board, on the date of the award, may prescribe that a Participant's right to exercise a Leveraged Stock Purchase Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement.

   11.3. Performance Objectives. In accordance with Sections 11.2 and 11.4, the Board may prescribe that a Participant's right to exercise a Leveraged Stock Purchase Award will become nonforfeitable, or the participant's obligation to pay some or all of the principal or accrued interest on the loan will be forgiven, based on objectives such as, but not limited to, the Company's, an Affiliate's or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, or Fair Market Value.

   11.4. Purchase Loan. The terms on which a loan is made pursuant to a Leveraged Stock Purchase Award, including without limitation the term of the loan, the interest charged on the loan, any security for the loan, any prepayment rights or obligations, and any provisions for the forgiveness of all or a portion of the principal or accrued interest on the loan, shall be determined by the Committee in its complete discretion at the time such loan is made, subject to any restrictions thereon that may be set forth in the Agreement and any requirements of applicable law, and provided that the amount of the loan may not exceed the Fair Market Value of the shares of Common Stock purchased with the loan. Notwithstanding anything to the contrary in this
Section 11, the Company shall not be required to make any loan pursuant to a Leveraged Stock Purchase Award if the making of such loan would (i) cause the Company to violate any covenant or similar provision in any indenture, loan agreement or other agreement, or (ii) violate any applicable federal, state or local law.

   11.5. Nontransferability. Leveraged Stock Purchase Awards granted under this Plan shall be nontransferable.

   11.6. Exercise. Subject to the provisions of this Plan and the applicable Agreement, a Leveraged Stock Purchase Award may be exercised in whole or in part to the extent that it is nonforfeitable at the time and in the manner prescribed by the Committee.

   11.7. Employee Status. In the event that the terms of any Leveraged Stock Purchase Award provide that the Participant's right to exercise it shall become nonforfeitable only after completion of a specified period of employment, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

   11.8. Shareholder Rights. No Participant shall, as a result of receiving a Leveraged Stock Purchase Award, have any rights as a stockholder of the Company or any Affiliate until the date that the Leveraged Stock Purchase Award is exercised.


                                  Article XII
                          Change In Capital Structure

   The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

   If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Stock Awards, Options, SARs, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards hereunder shall be appropriately adjusted in such a manner as to entitle a holder to receive, for the same aggregate cash consideration, the same total number and class of shares as he would have received had the Optionee exercised his or her Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award or received his or her Stock Award in full immediately prior to the event requiring the adjustment; and (ii) the number and class of shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of Common Stock then reserved that number and class of shares of Common Stock that would have been received by the owner of an equal number of outstanding shares of each class of Common Stock as the result of the event requiring the adjustment.

   After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving company, each holder of an Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award shall, at no additional cost, be entitled upon exercise of Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award to receive (subject to any required action by stockholders) in lieu of the number and class of shares as to which such Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of the number and class of shares of Common Stock equal to the number and class of shares as to which such Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award shall be so exercised.

   If the Company is merged into or consolidated with another company under circumstances where the Company is not the surviving company, or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another company while unvested Stock Awards, Options, SARs, Phantom Stock Awards, Performance Awards or Leveraged Stock Purchase Awards remain outstanding under the Plan, unless provisions are made in connection with such transaction for the continuance of the Plan and/or the assumption or substitution of such awards, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Stock Awards, Options, SARs, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards shall be vested as of the effective date of any such merger, consolidation, liquidation, or sale (the "corporate event").

   Except as previously expressly provided, neither the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options.

   Adjustment under the preceding provisions of this section will be made by the Committee, whose determination as to what adjustments will be made and the extent thereof will be final, binding, and conclusive. No fractional interests will be issued under the Plan on account of any such adjustment. No adjustment will be made in a manner that causes an Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option under the Code.

   The Board may grant Stock Awards, Options, SARs, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in this Article XII. Notwithstanding any provision of the Plan (other than the limitation of Section 5.1), the terms of such substituted Stock Awards, Options, SARs, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards shall be as the Board, in its discretion, determines is appropriate.

                                  Article XIII
                            Compliance With Law and
                         Approval of Regulatory Bodies

   No Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's Common Stock may then be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option, SAR, Phantom Stock Award or Leveraged Stock Purchase Award shall be exercisable, no Stock Award or Performance Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

                                  Article XIV
                               General Provisions

   14.1. Tax Withholding. Whenever the Company proposes or is required to distribute Common Stock under the Plan, the Company may require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local tax withholding requirements prior to the delivery of any certificate for such shares or, in the discretion of the Committee, the Company may withhold from the Common Stock to be delivered shares sufficient to satisfy all or a portion of such tax withholding requirements. Whenever under the Plan payments are to be made in cash, such payments may be net of an amount sufficient to satisfy any Federal, state and local tax withholding requirements.

   14.2. Employee Status. For purposes of determining the applicability of
Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award provide such award may be exercised only during employment or within a specified period of time after Termination of Employment or that a Stock Award or Performance Award shall become transferable and nonforfeitable only after completion of a specified period of employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

   14.3. Effect on Employment and Service. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

   14.4. Holding Period. Notwithstanding anything to the contrary in the Plan, Common Stock acquired through the exercise of an Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award granted, or the grant of a Stock Award, to a Committee member may not be disposed of by such member during the six-month period beginning on the date the Option, SAR, Stock Award, Phantom Stock Award, Performance Award or Leveraged Stock Purchase is granted to such Committee member.

   14.5. Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

   14.6. Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

   14.7. Choice of Law. The Plan and all Agreements entered into under the Plan shall be interpreted under the laws of the State of Maryland, without regard to its conflict of laws provisions.

                                   Article XV
                                   Amendment

   The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment increases the aggregate number of shares of Common Stock that may be issued under the Plan. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any outstanding Stock Award, Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award outstanding at the time such amendment is made.

                                  Article XVI
                    Effective Date of Plan, Duration of Plan

   16.1. The Plan became effective as of April 4, 2000 upon adoption by the Board, subject to approval within one (1) year by the holders of a majority of the shares of Common Stock.

   16.2. Unless previously terminated, the Plan will terminate ten (10) years after the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the shareholders, except that Stock Awards, Options, SARs, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards that are granted under the Plan prior to its termination will continue to be administered under the terms of the Plan until the awards terminate or are exercised.

Date: April 4, 2000                       Commercial Net Lease Realty, Inc.

                                          By: /s/ James M. Seneff, Jr.

                                          Name: James M. Seneff, Jr.

                                          Title: Chief Executive Officer and
                                           Chairman   of the Board

                                     PROXY

                       COMMERCIAL NET LEASE REALTY, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints James M. Seneff, Jr. and Kevin B. Habicht, and either of them, attorneys and proxies, with full power of substitution and revocation, to vote, as designated below, all shares of Common Stock that the undersigned is entitled to vote, with all powers that the undersigned would possess if personally present at the annual meeting (including all adjournments thereof) of stockholders of Commercial Net Lease Realty, Inc. (the "Meeting") to be held on June 16, 2000, at 9:30 a.m. local time, at CNL Center 450 S. Orange Avenue, 9th Floor, Orlando, Florida. 32801.

PROPOSAL I. To elect eight Directors to serve until the next annual meeting of stockholders or until their successors shall have been elected or qualified.

[_] GRANT AUTHORITY to vote for all nominees listed below (except as marked to the contrary below).

[_] WITHHOLD AUTHORITY to vote for all nominees listed below.

     Robert A. Bourne, Edward Clark, Kevin B. Habicht, Clifford R. Hinkle, Richard B. Jennings, Ted B. Lanier, Gary M. Ralston, James M. Seneff, Jr.

  INSTRUCTION: To withhold authority to vote for any individual nominee, line through or strike out any nominee listed above.
PROPOSAL II. To approve the 2000 Performance Incentive Plan.

[_] FOR        [_]AGAINST    [_] ABSTAIN(continued and to be signed on reverse)

                         (continued from reverse side)

The shares represented by this Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, the shares represented by this Proxy will be voted FOR the Proposals. In addition, the proxies may vote in their discretion on such other matters as may properly come before the Meeting.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT OF COMMERCIAL NET LEASE REALTY, INC.

________________________________________________________
Signature(s)

________________________________________________________
Title/Authority

Dated __________________________________________________, 2000

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, custodian, guardian or corporate officer, please give your full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person. The proxies are authorized in their discretion, to vote such shares upon any other business that may properly come before the Meeting and all adjournments and postponements thereof.

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.